EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Based on my knowledge, I, Muhammad Azhar Saeed, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of GlobalTech Corporation. on Form 10-Q for the quarter ended September 30, 2024 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of GlobalTech Corporation.

Dated: November 12, 2024	By:	/s/ Muhammad Azhar Saeed
Muhammad Azhar Saeed
Chief Financial Officer
(Principal Financial/Accounting Officer)